Exhibit 99.1

NEWS RELEASE
Construction Partners, Inc. Completes Texas Acquisition
Company Adds Two Hot-Mix Asphalt Plants in Growing Abilene Market

DOTHAN, AL, October 5, 2026 – Construction Partners, Inc. (NASDAQ: ROAD) (“CPI” or the “Company”), a vertically integrated civil infrastructure company specializing in the construction and maintenance of roadways in local markets across the Sunbelt, today announced that it has acquired the asphalt manufacturing and construction assets of J.H. Strain & Sons, Inc. (“J.H. Strain”), an asphalt paving and manufacturing company headquartered in Tye, Texas. The transaction adds two hot-mix asphalt plants and related crews and equipment serving the greater Abilene, Texas area. The acquired operations will become part of CPI’s Texas platform company, Lone Star Paving (“Lone Star”).

Fred J. (Jule) Smith, III, the Company’s President and Chief Executive Officer, said, “We are pleased to welcome Ross and Kent Strain and their team to the CPI family of companies. Abilene is a growing Texas market with a diversified economy and significant ongoing investment, including several data center-related developments. The addition of J.H. Strain’s two hot-mix asphalt plants, fleet and experienced workforce provides Lone Star with a strong local presence from which to serve public and private infrastructure customers throughout the greater Abilene area and West Texas. We welcome more than 125 talented new employees to Lone Star and look forward to working alongside Ross, Kent and their team to build upon J.H. Strain’s longstanding presence in the market and pursue continued growth together.”

About Construction Partners, Inc.

Construction Partners, Inc. is a vertically integrated civil infrastructure company operating in local markets throughout the Sunbelt in Alabama, Florida, Georgia, North Carolina, Oklahoma, South Carolina, Tennessee and Texas. Supported by its hot-mix asphalt plants, aggregate facilities and liquid asphalt terminals, CPI focuses on the construction, repair and maintenance of surface infrastructure. Publicly funded projects make up the majority of its business and include local and state roadways, interstate highways, airport runways and bridges. The company also performs private sector projects that include paving and sitework for office and industrial parks, shopping centers, local businesses and residential developments. To learn more, visit www.constructionpartners.net.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained herein that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as “seek,” “continue,” “estimate,” “predict,” “potential,” “targeting,” “could,” “might,” “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “project,” “outlook,” “believe,” “plan” and similar expressions or their negative. The forward-looking statements contained in this press release include, without limitation, statements relating to the benefits of a business acquisition and the expected results of the acquired business. These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Important factors that could cause actual results to differ materially from those expressed in the forward-looking statements are set forth in the Company’s most recent Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, its Current Reports on Form 8-K and other reports the Company files with the SEC. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable law.

Contact:
Rick Black
Investor Relations
ROAD@DennardLascar.com
(713) 529-6600